INVESTMENT AGREEMENT

      THIS INVESTMENT AGREEMENT (the "Agreement") is dated as of February 6, 2006, by and between CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "Buyer") and HOMELAND SECURITY CAPITAL CORPORATION, a corporation organized and existing under the laws of the state of Delaware (the "Company").

                                    Recitals:

      WHEREAS, the Company and the Buyer are executing and delivering this Agreement in reliance upon an exemption from securities registration pursuant to
Section 4(2) or Rule 506 of Regulation D ("Regulation D") as promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act");

      WHEREAS, the Company has authorized the designation of that certain Series G convertible preferred stock, par value $0.001 per share (the "Series G Preferred Shares"), which shall be convertible into shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock"), in accordance with the terms of the Company's Certificate of Designation of the Series G Preferred Stock of Homeland Security Capital Corporation attached hereto as Exhibit A (the "Certificate of Designations");

      WHEREAS, the Buyer has purchased from the Company the following securities: (i) four hundred fifty million (450,000,000) shares of the Company's Common Stock (collectively referred to as the "Prior Securities").

      WHEREAS, the Buyer has agreed to enter into a Securities Purchase Agreement pursuant to which the Buyer will purchase Four Million Dollars ($4,000,000) of convertible debentures (the "Convertible Debentures").

      WHEREAS, as of the date hereof, the Buyer is the beneficial owner of the Prior Securities. As a condition to the purchase of the Convertible Debentures, the Buyer will surrender the Prior Securities in exchange for the issuance of one million (1,000,000) Series G Preferred Shares as outlined below;

      WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Buyer shall surrender the Prior Securities, for a consideration consisting solely of the surrender of the Prior Securities, and in exchange for the Prior Securities the Company shall issue to the Buyer, as provided herein, and the Buyer shall accept one million (1,000,000) shares of Series G Preferred Shares which shall be convertible into shares of Common Stock (as converted, the "Conversion Shares") (the "Closing");

      WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering an Investor Registration Rights Agreement (the "Investor Registration Rights Agreement") pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated there under, and applicable state securities laws;

      WHEREAS, within forty five (45) calendar days of the execution and delivery of this Agreement, the parties hereto will execute and deliver an Irrevocable Transfer Agent Instructions (the "Irrevocable Transfer Agent Instructions").

      NOW, THEREFORE, in consideration of the mutual premises herein set forth and certain other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.
                   ISSUANCE OF SHARES AND RELATED TRANSACTIONS

      Section 1.1 Closing. The parties to this Agreement shall consummate the transactions contemplated by this Agreement and the Buyer shall surrender the Prior Securities and the Company shall issue, in place of the Prior Securities, the Buyer, one million (1,000,000) shares of Series G Preferred Shares, which shall have the right and designations set forth on the Certificate of Designations. The Closing of the surrender of the Prior Securities and the issuance of the one million (1,000,000) shares of the Series G Preferred Shares shall take place on the date hereof (or such other date as is mutually agreed to by the Company and the Buyer) (the "Closing Date"); provided, in no event shall a Closing occur prior to the satisfaction of the conditions precedent set forth in Articles VII, VIII and IX. The Closing shall take place at the offices of the Buyer or at such other place as may be mutually agreed upon by the Buyer and the Company. At the Closing, the Company shall deliver to the Buyer certificates representing the shares of Series G Preferred Shares purchased.

      Section 1.2 Issuance of Shares. At the Closing, subject to the terms, restrictions and conditions of this Agreement, the Buyer shall surrender the Prior Securities and the Company shall, in place of the Prior Securities, issue and deliver to the Buyer shares of Series G Preferred Shares, which shall have the right and designations set forth on the Certificate of Designations. All of the Series G Preferred Shares and the Conversion Shares into which such the Series G Preferred Shares are convertible shall be free and clear of all liens, claims, pledges, mortgages, restrictions, obligations, security interests and encumbrances of any kind, nature and description (collectively, "Encumbrances").

                                  ARTICLE II.
                              ADDITIONAL AGREEMENTS

      Section 2.1 Transaction Documents. Collectively this Agreement, the Investor Registration Rights Agreement, the Certificate of Designations, and the Irrevocable Transfer Agent Instructions (which such Irrevocable Transfer Agent Instructions shall be executed and delivered with forty five (45) calendar days from the date hereof) shall be referred to as the "Transaction Documents."

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                                  ARTICLE III.
                                    COVENANTS

      Section 3.1 Access and Inspection, Etc. The Company shall allow the Buyer and its authorized representatives full access during normal business hours from and after the date hereof and prior to the Closing Date to all of the properties, books, contracts, commitments and records of the Company (collectively, the "Records") for the purpose of making such investigations as the Buyer may reasonably request in connection with the transactions contemplated hereby, and shall cause the Company to furnish the Buyer such information concerning its affairs as the Buyer may reasonably request provided, however, that the Buyer and its authorized representative shall agree to hold in strict confidence and shall not make any disclosure or use any Record or other information which the Company determines in good faith to be confidential, and of which determination the Buyer or its authorized representatives are so notified, unless (i) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (ii) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Buyer has knowledge. The Company has caused and shall cause its personnel to assist the Buyer in making such investigation and shall use their best efforts to cause the counsel, accountants, engineers and other non-employee representatives of the Company to be reasonably available to Buyer for such purposes.

      Section 3.2 Public Announcements. The parties will consult with each other before issuing any press releases or otherwise making any public statement with respect to this Agreement or any of the transactions contemplated hereby and no party will issue any such press release or make any such public statement without the prior written consent of the other parties, except as may be required by law or by the rules and regulations of any governmental authority or securities exchange.

      Section 3.3 Best Efforts. Subject to the terms and conditions provided in this Agreement, each of the parties shall use its best efforts in good faith to take or cause to be taken as promptly as practicable all reasonable actions that are within its power to cause to be fulfilled those conditions precedent to its obligations or the obligations of the other parties to consummate the transactions contemplated by this Agreement and the Transaction Documents that are dependent upon its actions.

      Section 3.4 Further Assurances. The parties shall deliver any and all other instruments or documents required to be delivered pursuant to, or necessary or proper in order to give effect to, the provisions of this Agreement, including, without limitation, to issue the Series G Preferred Shares and to consummate the transactions contemplated by this Agreement and the Transaction Documents.

      Section 3.5 Short Sales. Neither the Buyer nor any of its affiliates have an open short position in the Common Stock, and the Buyer agrees that it shall not, and that it will cause its affiliates not to, engage in any short sales of or hedging transactions with respect to the Common Stock as long as any Convertible Debentures shall remain outstanding.

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                                  ARTICLE IV.
                               NEGATIVE COVENANTS

      The following covenants shall remain in effect for so long as any Series G Preferred Shares are outstanding:

      Section 4.1 Corporate Existence. So long as any Series G Preferred Shares are outstanding, the Company shall not directly or indirectly consummate any merger, reorganization, restructuring, reverse stock split consolidation, sale of all or substantially all of the Company's assets or any similar transaction or related transactions (each such transaction, an "Organizational Change") unless, prior to the consummation an Organizational Change, the Company obtains the written consent of the Buyer. In any such case, the Company will make appropriate provision with respect to such holders' rights and interests to insure that the provisions of this Section 4.01 will thereafter be applicable to the Series G Preferred Shares.

      Section 4.2 Restriction on Issuance of the Capital Stock. So long as any Series G Preferred Shares are outstanding, and except for the Convertible Debentures, the Company shall not, without the prior written consent of the Buyer, (i) issue or sell shares of Common Stock or Preferred Stock without consideration or for a consideration per share less than the bid price of the Common Stock determined immediately prior to its issuance, (ii) issue any preferred stock, warrant, option, right, contract, call, or other security or instrument ("Convertible Security") granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than the bid price of the Common Stock determined immediately prior to the issuance of such Convertible Security, (iii) enter into any security instrument granting the holder a security interest in any and all assets of the Company, or
(iv) file any registration statement on Form S-8 except for shares or options issued to officers and directors of the Company.

                                   ARTICLE V.
            REPRESENTATIONS, COVENANTS AND WARRANTIES OF THE COMPANY

      To induce the Buyer to enter into this Agreement and to consummate the transactions contemplated hereby, the Company represents and warrants to and covenants with the Buyer as follows:

      Section 5.1 Organization; Compliance. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware. The Company is: (a) entitled to own or lease its properties and to carry on its business as and in the places where such business is now conducted, and (b) duly licensed and qualified in all jurisdictions where the character of the property owned by it or the nature of the business transacted by it makes such license or qualification necessary, except where the failure to do so would not result in a material adverse effect on the Company.

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      Section 5.2 Capitalization and Related Matters.

            (a) As of the date hereof, the authorized capital stock of the Company consists of 20,000,000,000 shares of Common Stock and 3,000,000 shares of Preferred Shares, par value $0.001 ("Preferred Stock"), of which 4,314,358,079 shares of Common Stock and 1,000,000 shares of Preferred Stock are issued and outstanding. No Common Stock (i) was issued in violation of the preemptive rights of any shareholder, or (ii) is held as treasury stock.

            (b) Except as set forth in the Company's the Company's Form 10-KSB for the fiscal year ended December 31, 2004 and Form 10-QSB for the fiscal quarter ended March 31, 2005, June 30, 2005 and September 30, 2005 (the "SEC Documents"), there are no outstanding securities convertible into Common Stock or any other capital stock of the Company nor any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, such capital stock or securities convertible into such capital stock (collectively, "Securities Rights"). The Company (i) is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its capital stock; or (ii) has no liability for dividends or other distributions declared or accrued, but unpaid, with respect to any capital stock.

            (c) The Company is not a party to any agreement, understanding or arrangement, direct or indirect, relating to any class or series of the Company's capital stock, including, without limitation, any voting agreement, restriction on resale, shareholder agreement or registration rights agreement.

      Section 5.3 Subsidiaries and Investments.

            (a) The SEC Document and Schedule 5.03 disclose with respect to each Subsidiary (as defined below) (i) its name, (ii) the jurisdiction of its organization, (iii) the number of its authorized shares or other equity interests, (iv) the number of its outstanding shares or other equity interests of each class or series, and (v) the name of the owner and the number and percentage of outstanding shares or other equity interests of each class or series of such Subsidiary owned of record and, if different, owned beneficially by the Company and any other person. All of the outstanding capital stock and other equity interests of each of the Subsidiaries is validly issued, fully paid and nonassessable and was issued in compliance with all applicable federal and state securities or "blue sky" laws and regulations. The Company and the Subsidiaries have good, marketable and exclusive title to the shares or other equity interests disclosed in the SEC Documents as being owned by each of them, free and clear of all Encumbrances. Each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has the corporate power and authority to own or lease its properties and to carry on its business as now conducted. For the purposes hereof, a "Subsidiary" means any corporation, limited liability company, partnership, joint venture or other entity in which the Company owns, directly or indirectly, more than 20% of the outstanding voting securities or equity interests.

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

            (b) Except as disclosed in SEC Document or in Schedule 5.03, the Company does not own, nor has it ever owned, any equity interest in any corporation, limited liability company, partnership, joint venture or other entity.

      Section 5.4 Execution; No Inconsistent Agreements; Etc.

            (a) This Agreement is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy or similar laws affecting the enforcement of creditors' rights generally, and the availability of equitable remedies.

            (b) The execution and delivery of this Agreement by the Company does not, and the consummation of the transactions contemplated hereby will not, constitute a breach or violation of the charter or bylaws of the Company, or a default under any of the terms, conditions or provisions of (or an act or omission that would give rise to any right of termination, cancellation or acceleration under) any note, bond, mortgage, lease, indenture, agreement or obligation to which the Company is a party, pursuant to which the Company otherwise receives benefits, or to which any of the properties of the Company is subject.

      Section 5.5 Corporate Records. The statutory records, including the stock register and minute books of the Company, fully reflect all issuances, transfers and redemptions of its capital stock, correctly show and will correctly show the total number of shares of its capital stock issued and outstanding on the date hereof and on the Closing Date, the charter or other organizational documents and all amendments thereto, and bylaws as amended and currently in force.

      Section 5.6 Financial Statements.

            (a) The SEC Documents contain (i) the consolidated audited balance sheet of the Company as of December 31, 2004, and the consolidated audited consolidated profit and loss statement of the Company for the fiscal year ended December 31, 2004 (the balance sheet as of December 31, 2004 is hereinafter referred to as the "Company Balance Sheet"). All the foregoing financial statements are referred to herein collectively as the "Company Financial Statements."

            (b) The Company Financial Statements have been and will be prepared in accordance with U.S. GAAP, applied on a consistent basis (except that the unaudited statements do not contain all the disclosures required by GAAP), and fairly reflect and will reflect in all material respects the financial condition of the Company as at the dates thereof and the results of the operations of the Company for the periods then ended.

      Section 5.7 Liabilities. The Company has no material debt, liability or obligation of any kind, whether accrued, absolute, contingent or otherwise, except: (a) those reflected on the Company Balance Sheet, including the notes thereto, and (b) liabilities incurred in the ordinary course of business since December 31, 2004, none of which have had or will have a material adverse effect on the financial condition of the Company.

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      Section 5.8 Absence of Changes. Except as described in the SEC Documents and in the other Schedules to this Agreement, there has not been any adverse change in the business, assets, liabilities, results of operations or financial condition of the Company or in its relationships with suppliers, customers, employees, lessors or others other than changes in the ordinary course of business, none of which, singularly or in the aggregate, have had or will have a material adverse effect on the business, properties or financial condition of the Company.

      Section 5.9 Title to Properties. Except as disclosed in the SEC Documents, the Company has good and marketable title to all of its properties and assets, real and personal, including, but not limited to, those reflected in the Company Balance Sheet (except as since sold or otherwise disposed of in the ordinary course of business, or as expressly provided for in this Agreement), free and clear of all Encumbrances of any kind or character except: (a) those securing liabilities of the Company incurred in the ordinary course (with respect to which no material default exists); (b) liens of real estate and personal property taxes; and (c) imperfections of title and Encumbrances, if any, which, in the aggregate (i) are not substantial in amount; (ii) do not detract from the value of the property subject thereto or impair the operations of the Company or; and (iii) do not have a material adverse effect on the business, properties or assets of the Company.

      Section 5.10 Compliance With Law. The business and activities of the Company has at all times been conducted in accordance with its articles of incorporation and bylaws and any applicable law, regulation, ordinance, order, License (defined below), permit, rule, injunction or other restriction or ruling of any court or administrative or governmental agency, ministry, or body, except where the failure to do so would not result in a material adverse effect on the Company.

      Section 5.11 Taxes. The Company has duly filed all material federal, state, local and foreign tax returns and reports, and all returns and reports of all other governmental units having jurisdiction with respect to taxes imposed on it or on its income, properties, sales, franchises, operations or employee benefit plans or trusts, all such returns were complete and accurate when filed, and all taxes and assessments payable by the Company have been paid to the extent that such taxes have become due. All taxes accrued or payable by the Company for all periods through December 31, 2004 have been accrued or paid in full, whether or not due and payable and whether or not disputed. The Company has withheld proper and accurate amounts from its employees for all periods in full compliance with the tax withholding provisions of applicable foreign, federal, state and local tax laws. There are no waivers or agreements by the Company for the extension of time for the assessment of any taxes. The tax returns of the Company have never been examined by any authority or other administrative body or court of any state or country. There are not now any examinations of the income tax returns of the Company pending, or any proposed deficiencies or assessments against the Company of additional taxes of any kind. The Company shall duly and timely prepare and file all material federal, state, local and foreign tax returns and reports for 2004, and all returns and reports of all other governmental units having jurisdiction with respect to taxes imposed on the Company or on its income, properties, sales, franchises, operations or employee benefit plans or trusts, and all such returns will be complete and accurate when filed.

      Section 5.12 Real Properties. The Company does not have an interest in any real property, except for the Leases (as defined below).

      Section 5.13 Leases of Real Property. All leases pursuant to which the Company is lessee or lessor of any real property (the "Leases") are listed in the SEC Documents and are valid and enforceable in accordance with their terms. There is not under any of such leases (a) any material default or any claimed material default by the Company or any event of default or event which with notice or lapse of time, or both, would constitute a material default by the Company and in respect to which the Company has not taken adequate steps to prevent a default on its part from occurring, or (b) to the knowledge of the Company, any material default by any lessee of the Company or any event of default or event which with notice or lapse of time, or both, would constitute a material default by any lessee. The copies of the Leases heretofore furnished to Buyer are true, correct and complete, and such Leases have not been modified in any respect since the date they were so furnished, and are in full force and effect in accordance with their terms. The Company is lawfully in possession of all real properties of which they are a lessee (the "Leased Properties").

      Section 5.14 Contingencies. Except as disclosed in the SEC Documents, there are no actions, suits, claims or proceedings pending, or to the knowledge of the Company threatened against, by or affecting, the Company in any court or before any arbitrator or governmental agency that may have a material adverse effect on the Company or which could materially and adversely affect the right or ability of the Company to consummate the transactions contemplated hereby. To the knowledge of the Company, there is no valid basis upon which any such action, suit, claim, or proceeding may be commenced or asserted against it. There are no unsatisfied judgments against the Company and no consent decrees or similar agreements to which the Company is subject and which could have a material adverse effect on the Company.

      Section 5.15 Products Liability; Warranties; Insurance. The Company will not have any loss, damage, liability, fine, penalty, cost and expense (each, a "Liability") that is not fully covered by insurance relating to any product manufactured, distributed or sold by the Company prior to the Closing, whether or not such Liability is related to products that are defective or improperly designed or manufactured or are in breach of any express or implied product warranty.

      Section 5.16 Intellectual Property Rights.

            (a) The Company owns and possesses all right, title and interest in and to, or has a valid license to use, all of the Proprietary Rights (as defined below) necessary for the operation of its business as presently conducted and none of such Proprietary Rights have been abandoned;

            (b) no claim by any third party contesting the validity, enforceability, use or ownership of any such Proprietary Rights has been made, is currently outstanding or, to the knowledge of the Company, is threatened, and to the knowledge of the Company there is no reasonable basis for any such claim;

            (c) neither the Company nor any registered agent of any of the foregoing has received any notice of, nor is the Company aware of any reasonable basis for an allegation of, any infringement or misappropriation by, or conflict with, any third party with respect to such Proprietary Rights, nor has the Company, or any registered agent of any of them received any claim of infringement or misappropriation of or other conflict with any Proprietary Rights of any third party; and

            (d) the Company has not infringed, misappropriated or otherwise violated any Proprietary Rights of any third parties, and the Company is not aware of any infringement, misappropriation or conflict which will occur as a result of the continued operation of the Company as presently operated and as contemplated to be operated or as a result of the consummation of the transactions contemplated hereby; and

            (e) As used herein, the term "Proprietary Rights" means all proprietary information of the Company, as the case may be, including all patents, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice), all trademarks, service marks, trade dress, trade names, corporate names, domain names, copyrights, all trade secrets, confidential information, ideas, formulae, compositions, know-how, processes and techniques, drawings, specifications, designs, logos, plans, improvements, proposals, technical and computer data, documentation and software, financial, business and marketing plans, and related information and all other proprietary, industrial or intellectual property rights relating to the business of the Company, including those proprietary, industrial or intellectual property rights found at the Company's websites listed in the SEC Documents.

            (f) The consummation of the transactions contemplated by this Agreement will not adversely affect the right of the Company to continue to use the Proprietary Rights. To the extent that the registration of any Proprietary Right is required by law, such Proprietary Right has been duly and validly registered or filed, and any fees that are necessary to maintain in force any Proprietary Rights or registrations thereof have been paid.

      Section 5.17 Material Contracts. Schedule 5.17 contains a complete list of all contracts of the Company that involve consideration in excess of the equivalent of One Hundred Thousand Dollars ($100,000) or have a term of one year or more (the "Material Contracts"). Except as disclosed in Schedule 5.17: (a) the Company has performed all material obligations to be performed by them under all such contracts, and is not in material default thereof, and (b) no condition exists or has occurred which with the giving of notice or the lapse of time, or both, would constitute a material default by the Company or accelerate the maturity of, or otherwise modify, any such contract, and (c) all such contracts are in full force and effect. No material default by any other party to any of such contracts is known or claimed by the Company to exist.

      Section 5.18 Employee Benefit Matters.

            (a) Except as disclosed in the SEC Documents, the Company does not provide, nor is it obligated to provide, directly or indirectly, any benefits for employees other than salaries, sales commissions and bonuses, including, but not limited to, any pension, profit sharing, stock option, retirement, bonus, hospitalization, insurance, severance, vacation or other employee benefits (including any housing or social fund contributions) under any practice, agreement or understanding.

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            (b) Each employee benefit plan maintained by or on behalf of the
Company or any other party (including any terminated pension plans) which covers or covered any employees or former employees of the Company (collectively, the "Employee Benefit Plan") is listed in the SEC Documents. With respect to each such plan: (a) no litigation, administrative or other proceeding or claim is pending, or to the knowledge of the Company, threatened or anticipated involving such plan; (b) there are no outstanding requests for information by participants or beneficiaries of such plan; and (c) such plan has been administered in compliance in all material respects with all applicable laws and regulations.

            (c) The Company has timely made payment in full of all contributions to all of the Employee Benefit Plans which the Company was obligated to make prior to the date hereof; and there are no contributions declared or payable by the Company to any Employee Benefit Plan which, as of the date hereof, has not been paid in full.

      Section 5.19 Possession of Franchises, Licenses, Etc. The Company: (a) possesses all material franchises, certificates, licenses, permits and other authorizations (collectively, the "Licenses") from governmental authorities, political subdivisions or regulatory authorities that are necessary for the ownership, maintenance and operation of its business in the manner presently conducted; (b) are not in violation of any provisions thereof; and (c) have maintained and amended, as necessary, all Licenses and duly completed all filings and notifications in connection therewith.

      Section 5.20 Environmental Matters. Except as disclosed in the SEC
Documents: (i) the Company is not in violation, in any material respect, of any Environmental Law (as defined below); (ii) the Company has received all permits and approvals with respect to emissions into the environment and the proper collection, storage, transport, distribution or disposal of Wastes (as defined below) and other materials required for the operation of its business at present operating levels; and (iii) the Company is not currently liable or responsible for any material clean up, fines, liability or expense arising under any Environmental Law, as a result of the disposal of Wastes or other materials in or on the property of the Company (whether owned or leased), or in or on any other property, including property no longer owned, leased or used by the Company. As used herein, (a) "Environmental Laws" means, collectively, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act, the Toxic Substances Control Act, as amended, the Clean Air Act, as amended, the Clean Water Act, as amended, any other "Superfund" or "Superlien" law or any other federal, or applicable state or local statute, law, ordinance, code, rule, regulation, order or decree (foreign or domestic) regulating, relating to, or imposing liability or standards of conduct concerning, Wastes, or the environment; and (b) "Wastes" means and includes any hazardous, toxic or dangerous waste, liquid, substance or material (including petroleum products and derivatives), the generation, handling, storage, disposal, treatment or emission of which is subject to any Environmental Law.

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      Section 5.21 Business Practices. Except as disclosed in the SEC Documents, the Company has not, at any time, directly or indirectly, made any contributions or payment, or provided any compensation or benefit of any kind, to any municipal, county, state, federal or foreign governmental officer or official, or any other person charged with similar public or quasi-public duties, or any candidate for political office. The Company's books, accounts and records (including, without limitation, customer files, product packaging and invoices) accurately describe and reflect, in all material respects, the nature and amount of the Company's products, purchases, sales and other transactions. Without limiting the generality of the foregoing, the Company has not engaged, directly or indirectly, in: (a) the practice known as "double-invoicing" or the use or issuance of pro-forma or dummy invoices; or (b) the incorrect or misleading labeling, marketing or sale of refurbished goods as new goods.

      Section 5.22 Shareholder Matters. None of the matters set forth in this Agreement require the approval of the Company's shareholders.

      Section 5.23 Full Disclosure. No representation or warranty of the Company contained in this Agreement, and none of the statements or information concerning the Company contained in this Agreement and the Schedules, contains or will contain any untrue statement of a material fact nor will such representations, warranties, covenants or statements taken as a whole omit a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

      Section 5.24 Irrevocable Transfer Agent Instructions. The Company shall within forty five (45) calendar days from the date hereof replace its transfer agent, American Stock Transfer and Trust Company, with Worldwide Stock Transfer, LLC or a suitable replacement transfer agent, which shall agree to be bound by the terms and conditions of the Irrevocable Transfer Agent Instructions attached hereto.

                                  ARTICLE VI.
                     REPRESENTATIONS AND WARRANTIES OF BUYER

      To induce the Company to enter into this Agreement and to consummate the transactions contemplated hereby, the Buyer represent and warrant to and covenant with the Company as follows:

      Section 6.1 Organization. The Buyer is a limited partnership duly organized, validly existing and in good standing under the laws of the state of Delaware. The Buyer has all requisite power and authority to execute, deliver and carry out the terms of this Agreement and the consummation of the transactions contemplated herein.

      Section 6.2 Execution; No Inconsistent Agreements; Etc.

            (a) The execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly and validly authorized and approved by the Buyer and this Agreement is a valid and binding agreement of the Buyer, enforceable against the Buyer in accordance with its terms, except as such enforcement may be limited by bankruptcy or similar laws affecting the enforcement of creditors' rights generally, and the availability of equitable remedies.

            (b) The execution and delivery of this Agreement by the Buyer does not, and the consummation of the transactions contemplated hereby will not, constitute a breach or violation of the charter or bylaws of the Buyer, or a default under any of the terms, conditions or provisions of (or an act or omission that would give rise to any right of termination, cancellation or acceleration under) any material note, bond, mortgage, lease, indenture, agreement or obligation to which the Buyer is a party, pursuant to which any of them otherwise receive benefits, or by which any of their properties may be bound.

      Section 6.3 Securities Laws.

            (a) The Buyer is purchasing the Series G Preferred Shares for investment purposes.

            (b) The Buyer has been offered the opportunity to ask questions of, and receive answers from the Company's management, and the Buyer has been given full and complete access to all available information and data relating to the business and assets of the Company and has obtained such additional information about the Company as the Buyer has deemed necessary in order to evaluate the opportunities, both financial and otherwise, with respect to the Company and, except as set forth herein, has not relied on any representation, warranty or other statement concerning the Company and its evaluation of the decision to consummate the transactions contemplated herein. In its judgment, the Buyer is sufficiently familiar with the Company to enable the Buyer to proceed with the transactions contemplated hereby.

            (c) The Buyer is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

            (d) The Buyer is a sophisticated investor familiar with the type of risks inherent in the acquisition of securities such as the Series G Preferred Shares.

            (e) The Buyer is acquiring the Series G Preferred Shares and, upon conversion of Series G Preferred Shares, the Buyer will acquire the Conversion Shares then issuable, for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the Buyer reserves the right to dispose of the Conversion Shares at any time in accordance with or pursuant to an effective registration statement covering such Conversion Shares or an available exemption under the Securities Act.

            (f) The Buyer understands that the Series G Preferred Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire such securities.

            (g) Then Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Series G Preferred Shares or the Conversion Shares, or the fairness or suitability of the investment in the Series G Preferred Shares or the Conversion Shares, nor have such authorities passed upon or endorsed the merits of the offering of the Series G Preferred Shares or the Conversion Shares.

            (h) The Buyer understands that except as provided in the Investor Registration Rights Agreement: (i) the Series G Preferred Shares and the Conversion Shares have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, or
(B) the Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements; (ii) any sale of such securities made in reliance on Rule 144 under the Securities Act (or a successor rule thereto) ("Rule 144") may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities
Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. The Company reserves the right to place stop transfer instructions against the shares and certificates for the Conversion Shares.

                                  ARTICLE VII.
                    CONDITIONS TO OBLIGATIONS OF ALL PARTIES

      The obligation of the Buyer and the Company to consummate the transactions contemplated by this Agreement are subject to the satisfaction, on or before each Closing, of each of the following conditions; any or all of which may be waived in whole or in part by the joint agreement of the Buyer and the Company:

      Section 7.1 Absence of Actions. No action or proceeding shall have been brought or threatened before any court or administrative agency to prevent the consummation or to seek damages in a material amount by reason of the transactions contemplated hereby, and no governmental authority shall have asserted that the within transactions (or any other pending transaction involving the Buyer or the Company when considered in light of the effect of the within transactions) shall constitute a violation of law or give rise to material liability on the part of the Company or the Buyer.

      Section 7.2 Consents. The parties shall have received from any suppliers, lessors, lenders, lien holders or governmental authorities, bodies or agencies having jurisdiction over the transactions contemplated by this Agreement, or any part hereof, such consents, authorizations and approvals as are necessary for the consummation hereof.

                                 ARTICLE VIII.
                     CONDITIONS TO OBLIGATIONS OF THE BUYER

      All obligations of the Buyer to consummate the transactions contemplated by this Agreement are subject to the fulfillment and satisfaction of each and every of the following conditions on or prior to the Closing, any or all of which may be waived in whole or in part by the Buyer:

      Section 8.1 Representations and Warranties. The representations and warranties contained in Section 5 of this Agreement and in any certificate, instrument, schedule, agreement or other writing delivered by or on behalf of the Company in connection with the transactions contemplated by this Agreement shall be true, correct and complete in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true, correct and complete in all respects) as of the date when made and shall be deemed to be made again at and as of the Closing Dates and shall be true, correct and complete at and as of such time in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true, correct and complete in all respects).

      Section 8.2 Certificate of Designations. The Company shall have filed the Certificate of Designations for the Series G Preferred Shares with the Secretary of State of the Company's state of incorporation and provided the Buyer a stamped filed copy.

      Section 8.3 Compliance with Agreements and Conditions. The Company shall have performed and complied with all material agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Dates.

      Section 8.4 Absence of Material Adverse ChangesSection 8.5 . No material adverse change in the business, assets, financial condition, or prospects of the Company shall have occurred, no substantial part of the assets of the Company not substantially covered by insurance shall have been destroyed due to fire or other casualty, and no event shall have occurred which has had or will have a material adverse effect on the business, assets, financial condition or prospects of the Company.

      Section 8.6 Board Approval. The Company's Board of Directors shall have taken the action required by them pursuant to this Agreement, including an amendment to the Company's certificate of incorporation to adopt the rights and preferences of the Series G Preferred Shares, authorize issuance of the Series G Preferred Shares and the Conversion Shares to be issued upon conversion of the Series G Preferred Shares and the reservation of the Conversion Shares to be issued upon conversion of the Series G Preferred Shares.

      Section 8.7 Other Agreements. The Company shall have executed and delivered to the Buyer the Transaction Documents all in a form acceptable to the Buyer provided however the Irrevocable Transfer Agent Instructions shall be executed and delivered within forty five (45) calendar days from the date hereof Irrevocable.

      Section 8.8 Other Documents. The Company shall have delivered to the Buyer such other documents and instruments as the Buyer deems reasonably necessary or desirable to consummate the transactions contemplated hereby.

      Section 8.9 The Buyer shall have received an opinion of counsel from Counsel to the Company in a form satisfactory to the Buyer.

      Section 8.10 The Company shall have provided to the Buyer a certificate of good standing from the secretary of state of Delaware.

      Section 8.11 The Company shall have provided to the Buyer an acknowledgement, to the satisfaction of the Buyer, from the Company's certified public accountants as to its ability to provide all consents required in order to file a registration statement in connection with this transaction. All documents delivered to the Buyer shall be in form and substance reasonably satisfactory to the Buyer.

                                  ARTICLE IX.
                    CONDITIONS TO OBLIGATIONS OF THE COMPANY

      All of the obligations of the Company to consummate the transactions contemplated by this Agreement are subject to the fulfillment and satisfaction of each and every of the following conditions on or prior to the Closing, any or all of which may be waived in whole or in part by the Company:

      Section 9.1 Representations and Warranties. The representations and warranties contained in Article VI of this Agreement and in any certificate, instrument, schedule, agreement or other writing delivered by or on behalf of the Buyer in connection with the transactions contemplated by this Agreement shall be true and correct in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true, correct and complete in all respects) when made and shall be deemed to be made again at and as of the Closing Date and shall be true at and as of such time in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true, correct and complete in all respects).

      Section 9.2 Compliance with Agreements and Conditions. The Buyer shall have performed and complied with all material agreements and conditions required by this Agreement to be performed or complied with by the Buyer prior to or on the Closing Date.

                                   ARTICLE X.
                                EVENTS OF DEAULT

      Section 10.1 An "Event of Default", wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

            (a) The Company shall fail to observe or perform any covenant, agreement or warranty contained in, or otherwise commit any breach or default of any provision contained herein or in any Transaction Document which is not cured within any applicable cure period;

            (b) The Company or any subsidiary of the Company shall commence, or there shall be commenced against the Company or any subsidiary of the Company under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company or any subsidiary of the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any subsidiary of the Company or there is commenced against the Company or any subsidiary of the Company any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of sixty one (61) days; or the Company or any subsidiary of the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any subsidiary of the Company suffers any appointment of any custodian, private or court appointed receiver or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of sixty one (61) days; or the Company or any subsidiary of the Company makes a general assignment for the benefit of creditors; or the Company or any subsidiary of the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company or any subsidiary of the Company shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company or any subsidiary of the Company shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any subsidiary of the Company for the purpose of effecting any of the foregoing;

            (c) The Company or any subsidiary of the Company shall default in any of its obligations under any other obligation or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company or any subsidiary of the Company in an amount exceeding Five Hundred Thousand Dollars ($500,000), whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

            (d) The Common Stock shall cease to be quoted for trading or listed for trading on the American Stock Exchange, Nasdaq OTC Bulletin Board ("OTC"), Nasdaq Capital Market, the Nasdaq National Market, or New York Stock Exchange (each, a "Subsequent Market") and shall not again be quoted or listed for trading thereon within five (5) Trading Days of such delisting; or

            (e) The Company shall fail for any reason to deliver Common Stock certificates to a Holder prior to the fifth (5th) Trading Day after a conversion or the Company shall provide notice to the Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversions of the Series G Preferred Shares in accordance with the terms hereof.

      Section 10.2 During the time that any Series G Preferred Shares are outstanding, if any Event of Default has occurred and is continuing, all of the outstanding principal and dividends under the Series G Preferred Shares shall be immediately due and payable notwithstanding any limitations contained in the Certificate of Designations or the Transaction Documents. Upon an event of default the Holders shall have the right (but not the obligation) to convert the entire amount of the Series G Preferred Shares outstanding as provided for in the Certificate of Designations. Upon an Event of Default, notwithstanding any other provision contained herein, in the Certificate of Designations or any Transaction Document, the Holder shall have no obligation to comply with or adhere to any limitations, if any, on the conversion or sale of the Series G Preferred Stock.

                                  ARTICLE XI.
                                    INDEMNITY

      Section 11.1 Indemnification by the Company. The Company (hereinafter collectively called the "Company Indemnitor") shall defend, indemnify and hold harmless the Buyer, their respective general partners, direct and indirect parent corporations, subsidiaries and affiliates, their officers, members, directors, employees, attorneys and agents (hereinafter collectively called the "Buyer Indemnitees") against and in respect of any and all loss, damage, liability, fine, penalty, cost and expense, including reasonable attorneys' fees and amounts paid in settlement (collectively, the "Buyer Losses"), suffered or incurred by any Buyer Indemnitee by reason of, or arising out of:

            (a) any misrepresentation, breach of warranty or breach or nonfulfillment of any covenant, obligation or agreement of the Company contained in this Agreement or in any certificate, schedule, instrument or document delivered to the Buyer by or on behalf of the Company pursuant to the provisions of this Agreement (without regard to materiality thresholds contained therein); and

            (b) any liabilities of the Company of any nature whatsoever (including tax liability, penalties and interest), whether accrued, absolute, contingent or otherwise, (i) existing as of the date of the Company Balance Sheet, and required to be shown therein in accordance with GAAP, to the extent not reflected or reserved against in full in the Company Balance Sheet; or (ii) arising or occurring between January 1, 2005 and the date of this Agreement, except for liabilities arising in the ordinary course of business, none of which shall have a material adverse effect on the Company.

      Section 11.2 Indemnification by the Buyer. The Buyer (hereinafter called the "Buyer Indemnitors") shall defend, indemnify and hold harmless the Company, its direct and indirect parent corporations, subsidiaries and affiliates, their officers, members, directors, employees, attorneys and agents (hereinafter called "Company Indemnitee") against and in respect of any and all loss, damage, liability, cost and expense, including reasonable attorneys' fees and amounts paid in settlement (collectively, "Company Losses"), suffered or incurred by Company Indemnitee by reason of or arising out of any misrepresentation, breach of warranty or breach or non-fulfillment of any material covenant, obligation or agreement of the Buyer contained in this Agreement or in any other certificate, schedule, instrument or document delivered to the Company by or on behalf of the Buyer pursuant to the provisions of this Agreement (without regard to materiality thresholds contained therein).

      Section 11.3 Defense of Claims.

            (a) Each party seeking indemnification hereunder (an "Indemnitee"):
(i) shall provide the other party or parties (the "Indemnitor") written notice of any claim or action by a third party for which an Indemnitor may be liable under the terms of this Agreement, within ten (10) days after such claim or action arises and is known to Indemnitee, and (ii) shall give the Indemnitor a reasonable opportunity to participate in any proceedings and to settle or defend any such claim or action. The expenses of all proceedings, contests or lawsuits with respect to such claims or actions shall be borne by the Indemnitor. If the Indemnitor wishes to assume the defense of such claim or action, the Indemnitor shall give written notice to the Indemnitee within ten (10) days after notice from the Indemnitee of such claim or action, and the Indemnitor shall thereafter assume the defense of any such claim or liability, through counsel reasonably satisfactory to the Indemnitee, provided that Indemnitee may participate in such defense at their own expense, and the Indemnitor shall, in any event, have the right to control the defense of the claim or action. The failure of an Indemnitee to give any notice required by this Section shall not affect any of such party's rights under this Section or otherwise, except and to the extent that such failure is actually prejudicial to the rights or obligations of the Indemnitor.

            (b) If the Indemnitor shall not assume the defense of, or if after so assuming it shall fail to defend, any such claim or action, the Indemnitee may defend against any such claim or action in such manner as they may deem appropriate and the Indemnitees may settle such claim or litigation on such terms as they may deem appropriate but subject to the Indemnitor's approval, such approval not to be unreasonably withheld; provided, however, that any such settlement shall be deemed approved by the Indemnitor if the Indemnitor fails to object thereto, by written notice to the Indemnitee, within fifteen (15) days after the Indemnitor's receipt of a written summary of such settlement. The Indemnitor shall promptly reimburse the Indemnitee for the amount of all expenses, legal and otherwise, incurred by the Indemnitee in connection with the defense and settlement of such claim or action.

            (c) If a non-appealable judgment is rendered against any Indemnitee in any action covered by the indemnification hereunder, or any lien attaches to any of the assets of any of the Indemnitee, the Indemnitor shall immediately upon such entry or attachment pay such judgment in full or discharge such lien unless, at the expense and direction of the Indemnitor, an appeal is taken under which the execution of the judgment or satisfaction of the lien is stayed. If and when a final judgment is rendered in any such action, the Indemnitor shall forthwith pay such judgment or discharge such lien before any Indemnitee is compelled to do so.

      Section 11.4 Waiver. The failure of any Indemnitee to give any notice or to take any action hereunder shall not be deemed a waiver of any of the rights of such Indemnitee hereunder, except to the extent that Indemnitor is actually prejudiced by such failure.

                                  ARTICLE XII.
                                   TERMINATION

      Section 12.1 Termination. This Agreement may be terminated at any time on or prior to the Closing:

            (a) By mutual consent of the Buyer and the Company; or

            (b) At the election of the Buyer if: (i) a Company has breached or failed to perform or comply with any of its representations, warranties, covenants or obligations under this Agreement; or (ii) any of the conditions precedent set forth in Articles III, IV, VII, VIII or IX are not satisfied as and when required by this Agreement; or (iii) the Closing has not been consummated by within five (5) business days from the date hereof; or

            (c) At the election of the Company if: (i) the Buyer has breached or failed to perform or comply with any of its representations, warranties, covenants or obligations under this Agreement; or (ii) any of the conditions precedent set forth in Articles VII, VIII or IX are not satisfied as and when required by this Agreement; or (iii) the Closing has not been consummated by within five (5) business days from the date hereof.

      Section 12.2 Manner and Effect of Termination. Written notice of any termination ("Termination Notice") pursuant to this Articles XIII shall be given by the party electing termination of this Agreement ("Terminating Party") to the other party or parties (collectively, the "Terminated Party"), and such notice shall state the reason for termination. The party or parties receiving Termination Notice shall have a period of ten (10) days after receipt of Termination Notice to cure the matters giving rise to such termination to the reasonable satisfaction of the Terminating Party. If the matters giving rise to termination are not cured as required hereby, this Agreement shall be terminated effective as of the close of business on the tenth (10th) day following the Terminated Party's receipt of Termination Notice. Upon termination of this Agreement prior to the consummation of the Closing and in accordance with the terms hereof, this Agreement shall become void and of no effect, and none of the parties shall have any liability to the others, except that nothing contained herein shall relieve any party from: (a) its obligations under Sections 3.02 and 3.03; or (b) liability for its intentional breach of any representation, warranty or covenant contained herein, or its intentional failure to comply with the terms and conditions of this Agreement or to perform its obligations hereunder.

                                 ARTICLE XIII.
                                  MISCELLANEOUS

      Section 13.1 Notices. All notices, requests, demands, or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given upon receipt if delivered in person, or upon the expiration of two (2) days after the date sent, if sent by federal express (or similar overnight courier service) to the parties at the following addresses:

If to the Company, to:              Homeland Security Capital Corporation
                                    4100 North Fairfax Drive, Suite 1150
                                    Arlington, Virginia 22203
                                    Attention: C. Thomas McMillen
                                    Telephone: (703) 528-7073
                                    Facsimile: (703) 528 0956

With a copy to:                     Kirkpatrick & Lockhart Nicholson Graham, LLP
                                    201 South Biscayne Boulevard, Suite 2000
                                    Miami, Florida 33131
                                    Attention: Clayton E. Parker, Esq.
                                    Telephone: (305) 539-3306
                                    Facsimile: (305) 358-7095

If to the Buyer, to:                Cornell Capital Partners, LP
                                    101 Hudson Street, Suite 3700
                                    Jersey City, NJ 07302
                                    Attention: Mark A. Angelo
                                    Telephone: (201) 985-8300
                                    Facsimile: (201) 985-8744

With copy to:                       David Gonzalez, Esq.
                                    101 Hudson Street, Suite 3700
                                    Jersey City, NJ 07302
                                    Telephone: (201) 985-8300
                                    Facsimile: (201) 985-1964

Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

      Notices may also be given in any other manner permitted by law, effective upon actual receipt. Any party may change the address to which notices, requests, demands or other communications to such party shall be delivered or mailed by giving notice thereof to the other parties hereto in the manner provided herein.

      Section 13.2 Survival. The representations, warranties, agreements and indemnifications of the parties contained in this Agreement or in any writing delivered pursuant to the provisions of this Agreement shall survive any investigation heretofore or hereafter made by the parties and the consummation of the transactions contemplated herein and shall continue in full force and effect after the Closing.

      Section 13.3 Counterparts; Interpretation. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and this Agreement contains the sole and entire agreement among the parties with respect to the matters covered hereby. All Schedules hereto shall be deemed a part of this Agreement. This Agreement shall not be altered or amended except by an instrument in writing signed by or on behalf of all of the parties hereto. No ambiguity in any provision hereof shall be construed against a party by reason of the fact it was drafted by such party or its counsel. For purposes of this Agreement: "herein", "hereby", "hereunder", "herewith", "hereafter" and "hereinafter" refer to this Agreement in its entirety, and not to any particular subsection or paragraph. References to "including" means including without limiting the generality of any description preceding such term. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the parties hereto any rights or remedies under or by reason of this Agreement.

      Section 13.4 Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard exclusively in Hudson County, New Jersey, and expressly consent to the jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County, New Jersey and the United States District Court of New Jersey, sitting in Newark, New Jersey, for the adjudication of any civil action asserted pursuant to this paragraph. Each party hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any such action in the forum selected hereby.

      Section 13.5 Successors and Assigns; Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, and successors; provided, however, that the Company may not assign this Agreement or any rights hereunder, in whole or in part.

      Section 13.6 Partial Invalidity and Severability. All rights and restrictions contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary to render this Agreement legal, valid and enforceable. If any terms of this Agreement not essential to the commercial purpose of this Agreement shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the parties that the remaining terms hereof shall constitute their agreement with respect to the subject matter hereof and all such remaining terms shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which will implement the commercial purpose of the illegal, invalid or unenforceable provision.

      Section 13.7 Waiver. Any term or condition of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, but only if such waiver is evidenced by a writing signed by such party. No failure on the part of a party hereto to exercise, and no delay in exercising, any right, power or remedy created hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy by any such party preclude any other future exercise thereof or the exercise of any other right, power or remedy. No waiver by any party hereto to any breach of or default in any term or condition of this Agreement shall constitute a waiver of or assent to any succeeding breach of or default in the same or any other term or condition hereof.

      Section 13.8 Headings. The headings as to contents of particular paragraphs of this Agreement are inserted for convenience only and shall not be construed as a part of this Agreement or as a limitation on the scope of any terms or provisions of this Agreement.

      Section 13.9 Expenses.

            (a) Structuring Fees. Upon the execution of this Agreement the Company shall pay a structuring fee to Yorkville Advisors, LLC of Ten Thousand Dollars ($10,000).

            (b) Fees and Expenses. Each of the Company and the Buyer shall pay all costs and expenses incurred by such party in connection with the negotiation, investigation, preparation, execution and delivery of this Agreement and all related documents to this transaction.

      Section 13.10 Finder's Fees. The Buyer represent to the Company that no broker, agent, finder or other party has been retained by it in connection with the transactions contemplated hereby and that no other fee or commission have been agreed to by the Buyer to be paid for or on account of the transactions contemplated hereby. The Company represents to the Buyer that no broker, agent, finder or other party has been retained by the Company in connection with the transactions contemplated hereby and that no other fee or commission has been agreed by the Company to be paid for or on account of the transactions contemplated hereby.

      Section 13.11 Acceptance by Fax. This Agreement shall be accepted, effective and binding, for all purposes, when the parties shall have signed and transmitted to each other, by telecopier or otherwise, copies of the signature pages hereto.

      Section 13.12 Attorneys Fees. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provision of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees, court costs and all expenses (including, without limitation, all such fees, costs and expenses incident to appellate, bankruptcy, post-judgment and alternative dispute resolution proceedings), incurred in that action or proceeding, in addition to any other relief to which such party may be entitled.

      Section 13.13 NO JURY TRIAL. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES' ACCEPTANCE OF THIS AGREEMENT.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties have executed this Investment Agreement as of the date first above written.

                                           COMPANY:
                                           HOMELAND SECURITY CAPITAL CORPORATION

                                           By:
                                              ----------------------
                                           Name:  C. Thomas McMillen
                                           Title: Chief Executive Officer

                                           BUYER:
                                           CORNELL CAPITAL PARTNERS, LP

                                           By:  Yorkville Advisors, LLC
                                           Its: General Partner

                                           By:
                                              ----------------------
                                           Name: Mark A. Angelo
                                           Its:  President and Portfolio Manager